Exhibit 99.1

NEWS FROM iMEDICOR

IMEDICOR, INC. ANNOUNCES ELECTION OF JEFF STELLINGA AS A DIRECTOR

Windermere, FL, March 3, 2014 -- iMedicor, Inc. (OTC:VMCI.OB), a Nevada corporation, formerly known as Vemics, Inc. ("iMedicor" or the "Company"), a provider of portal-based, software communication services for the healthcare and related industries, announced the election of Jeffrey Stellinga as a director of the Company.  Mr. Stellinga is expected to be named as a member of the Nominating and Governance, Audit and Compensation Committees of the Board of Directors.

Mr. Stellinga has over 20 years of business development experience in the specialty finance space and is currently employed as Eastern Sales Manager by Everbank Commercial Finance, Inc. of Parsippany, NJ, in the company’s lease finance division.  Prior to that he was employed as Regional Sales Manager – Southeast Territory for CoActiv Capital Partners, Inc. of Horsham, PA from April 2011 to January 2013.  From May 2010 through April 2011 Mr. Stellinga was employed by Saxon Business Systems, Inc., a Xerox subsidiary, and prior to that from 1991 to 2009 he was employed by US Bank in Marshall, MN as Senior Regional Sales Manager.

Robert McDermott, President and Chief Executive Officer of iMedicor, said, "I am delighted to be working with Jeff and having him as a resource upon whom I and the other directors of the Company can draw upon.  Jeff has vast experience in business development in the financial services industry and brings to the Company exceptional organizational, analytical and managerial skills.  We welcome Jeff and look forward to relying on his expertise in the lease financing space as our business opportunities expand and specialty financing becomes an increasingly important component of iMedicor’s business.”

ABOUT IMEDICOR

iMedicor, Inc. (OTC: VMCI) is a national provider of comprehensive secure communications solutions for the healthcare community. iMedicor offers physicians and other healthcare providers the use of a HIPAA-compliant communications network that addresses current federal standards for security and Interoperability. iMedicor also serves as one of the country’s leading Meaningful Use consultants that assist doctors and dentists to convert from paper to electronic health records (EHRs) while qualifying under Medicare and Medicaid guidelines for Meaningful Use Federal Incentive Funding.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934. All statements other than statements of historical facts included in this press release are forward-looking statements. These statements relate to future events or to the Company's future financial performance and involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond the Company's control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects the Company's current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. Such risks, uncertainties and other factors, which could impact the Company and the forward-looking statements contained herein are included in the Company's filings with the Securities and Exchange Commission. The Company assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons.  Actual results could differ materially from those anticipated in these forward-looking statements.

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For more information contact: Robert McDermott, Chief Executive Officer and President of iMedicor, Inc. 888-810-7706, ext. 820.